UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : March 25, 2003

     CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated December 1, 2002 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2002-D)

                                 CHEC FUNDING, LLC
             (Exact name of registrant as specified in its charter)


         Delaware                  333-69800-04                76-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2002-D pursuant to the terms of the Pooling and Servicing Agreement, dated as of December 1, 2002, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, as Trustee.

     On March 25, 2003 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on March 25, 2003 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2002-D
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 JPMorgan Chase Bank,
                                 not in its individual capacity but solely as Trustee under the
                                 Agreement referred to herein




Date:  March 28, 2003     By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                             Name:  Mark W. McDermott
                             Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders
                         March 25, 2003

                                  Exhibit 99.1

                         Statement to Certificateholders
                                  March 25, 2003




                                       Centex Home Equity Loan Trust 2002-D
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               March 25, 2003
-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL        BEGINNING                                                                               ENDING
                    FACE         PRINCIPAL                                               REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE          BALANCE      PRINCIPAL   INTEREST        TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF_1        69,000,000.00      65,212,113.65    2,832,809.04     132,054.53    2,964,863.57     0.00        0.00       62,379,304.61
AF_2        18,500,000.00      18,500,000.00            0.00      47,175.00       47,175.00     0.00        0.00       18,500,000.00
AF_3        38,000,000.00      38,000,000.00            0.00     117,483.33      117,483.33     0.00        0.00       38,000,000.00
AF_4        60,100,000.00      60,100,000.00            0.00     235,892.50      235,892.50     0.00        0.00       60,100,000.00
AF_5         4,830,000.00       4,830,000.00            0.00      20,326.25       20,326.25     0.00        0.00        4,830,000.00
AF_6        21,160,000.00      21,160,000.00            0.00      82,171.33       82,171.33     0.00        0.00       21,160,000.00
AV         286,410,000.00     280,965,079.97    3,151,249.83     388,161.06    3,539,410.89     0.00        0.00      277,813,830.14
M_1         45,000,000.00      45,000,000.00            0.00      84,218.75       84,218.75     0.00        0.00       45,000,000.00
M_2         36,000,000.00      36,000,000.00            0.00      94,815.00       94,815.00     0.00        0.00       36,000,000.00
B           21,000,000.00      21,000,000.00            0.00      78,992.08       78,992.08     0.00        0.00       21,000,000.00
R_1                  0.00               0.00            0.00           0.00            0.00     0.00        0.00                0.00
TOTALS     600,000,000.00     590,767,193.62    5,984,058.87   1,281,289.83    7,265,348.70     0.00        0.00      584,783,134.75

AIO_I       82,656,000.00      66,000,000.00            0.00     275,000.00      275,000.00     0.00        0.00       66,000,000.00
AIO_II     106,380,000.00      84,000,000.00            0.00     280,000.00      280,000.00     0.00        0.00       84,000,000.00
X_IO               452.49     590,767,193.62            0.00   2,449,092.78    2,449,092.78     0.00        0.00      584,783,134.69

---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------  ------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------  ------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
---------------------------------------------------------------------------------------------------------  ------------------------
AF_1       152314FW5      945.10309638  41.05520348      1.91383377      42.96903725       904.04789290     AF_1       2.430000 %
AF_2       152314FX3    1,000.00000000   0.00000000      2.55000000       2.55000000     1,000.00000000     AF_2       3.060000 %
AF_3       152314FY1    1,000.00000000   0.00000000      3.09166658       3.09166658     1,000.00000000     AF_3       3.710000 %
AF_4       152314FZ8    1,000.00000000   0.00000000      3.92500000       3.92500000     1,000.00000000     AF_4       4.710000 %
AF_5       152314GA2    1,000.00000000   0.00000000      4.20833333       4.20833333     1,000.00000000     AF_5       5.050000 %
AF_6       152314GB0    1,000.00000000   0.00000000      3.88333318       3.88333318     1,000.00000000     AF_6       4.660000 %
AV         152314GC8      980.98907151  11.00258312      1.35526364      12.35784676       969.98648839     AV         1.776250 %
M_1        152314GD6    1,000.00000000   0.00000000      1.87152778       1.87152778     1,000.00000000     M_1        2.406250 %
M_2        152314GE4    1,000.00000000   0.00000000      2.63375000       2.63375000     1,000.00000000     M_2        3.386250 %
B          152314GF1    1,000.00000000   0.00000000      3.76152762       3.76152762     1,000.00000000     B          4.836250 %
TOTALS                    984.61198937   9.97343145      2.13548305      12.10891450       974.63855792

AIO_I      N/A            798.49012776   0.00000000      3.32704220       3.32704220       798.49012776     AIO_I      5.000000 %
AIO_II     N/A            789.62210942   0.00000000      2.63207370       2.63207370       789.62210942     AIO_II     4.000000 %
X_IO       N/A                    ####   0.00000000           #####            #####               ####     X_IO       0.000000 %
------------------------------------------------------------------------------------------------  --------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                    Sora Jun
               JPMorgan Chase Bank - Structured Finance Services
                                 4 New York Plaza, 6th floor
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                           Email: Sora.jun@chase.com
                    ---------------------------------------
                                                                       Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -5-

                                       Centex Home Equity Loan Trust 2002-D
                                          STATEMENT TO CERTIFICATEHOLDERS
                                               March 25, 2003
                                           --------------------------

Sec. 7.09(ii)            Distributions Allocable to Principal
                         Group I
                         Scheduled Monthly Payments                                                         241,384.81
                         Curtailments                                                                       119,053.12
                         Prepayments in Full                                                              2,472,371.05
                         Loans Repurchased by Seller                                                              0.00
                         Substitution Amounts                                                                     0.00
                         Net Liquidation Proceeds                                                                 0.00

                         Group II
                         Scheduled Monthly Payments                                                         214,875.84
                         Curtailments                                                                        43,291.72
                         Prepayments in Full                                                              2,893,082.33
                         Loans Repurchased by Seller                                                              0.00
                         Substitution Amounts                                                                     0.00
                         Net Liquidation Proceeds                                                                 0.00

                         Subordination Increase Amount                                                            0.00
                         Excess Overcollateralization Amount                                                      0.00

Sec. 7.09(iv)            Class Interest Carryover Shortfall
                         Class AF-1                                                                               0.00
                         Class AF-2                                                                               0.00
                         Class AF-3                                                                               0.00
                         Class AF-4                                                                               0.00
                         Class AF-5                                                                               0.00
                         Class AF-6                                                                               0.00
                         Class AV                                                                                 0.00
                         Class M-1                                                                                0.00
                         Class M-2                                                                                0.00
                         Class B                                                                                  0.00

Sec. 7.09(v)             Class Principal Carryover Shortfall
                         Subordinate Certificates
                         Class M-1                                                                                0.00
                         Class M-2                                                                                0.00
                         Class B                                                                                  0.00

Sec. 7.09(vi)            Aggregate Loan Balance of Each Group
                         Group I Beginning Aggregate Loan Balance                                       207,802,113.65
                         Group I Ending Aggregate Loan Balance                                          204,969,304.61

                         Group II Beginning Aggregate Loan Balance                                      382,965,079.97
                         Group II Ending Aggregate Loan Balance                                         379,813,830.08

Sec. 7.09(vii)           Overcollateralization
                         Total Overcollateralization Amount                                                       0.00
                         Total Required Overcollateralization Amount                                              0.00

Sec. 7.09(viii)          Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)            Substitution Amounts
                         Group I                                                                                  0.00
                         Group II                                                                                 0.00

Sec. 7.09(ix)            Loan Purchase Price Amounts
                         Group I                                                                                  0.00
                         Group II                                                                                 0.00

Sec. 7.09(x)             Weighted Average Net Coupon Rate
                         Group I                                                                              8.9830 %
                         Group II                                                                             8.5537 %

Sec. 7.09(xi)            Monthly Remittance Amount
                         Group I                                                                          4,388,884.29
                         Group II                                                                         5,881,547.54

Sec. 7.09(xiii)          Weighted Average Gross Margin - Group II Loans                                       8.6917 %

Sec. 7.09(xiv)           Largest Loan Balance
                         Group I                                                                            597,992.20
                         Group II                                                                           766,111.51

Sec. 7.09(xv)            Basic Principal Amount
                         Group I                                                                          2,832,808.98
                         Group II                                                                         3,151,249.89

Sec. 7.09(xvi)           Net Wac Cap Carryover Paid
                         Group I                                                                                  0.00
                         Group II                                                                                 0.00

Sec. 7.09(xvi)           Remaining Net Wac Cap Carryover
                         Group I                                                                                  0.00
                         Group II                                                                                 0.00
                         Subordinate                                                                              0.00

Sec. 7.09(xviii)         Net Wac Cap
                         Group I Net WAC Cap                                                                    7.39 %
                         Group II Net WAC Cap                                                                   8.22 %
                         Subordinate Net WAC Cap                                                                8.22 %

Sec. 7.09(xix)           Applied Realized Loss Amounts
                         Subordinate Certificates
                         Class M-1                                                                                0.00
                         Class M-2                                                                                0.00
                         Class B                                                                                  0.00

Sec. 7.09(xx)            Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)          Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                  Group 1
                                                                            Principal
                                 Category              Number                Balance               Percentage
                                 1 Month                        45             1,903,825.29                  0.93 %
                                 2 Month                        15             1,255,118.34                  0.61 %
                                 3 Month                         5               189,050.43                  0.09 %
                                 Total                      65                 3,347,994.06                  1.63 %
                                  Group 2
                                                                            Principal
                                 Category              Number                Balance               Percentage
                                 1 Month                        61             4,965,759.65                  1.31 %
                                 2 Month                        18             1,890,785.40                  0.50 %
                                 3 Month                        13               939,625.44                  0.25 %
                                  Total                         92             7,796,170.49                  2.06 %

                                  Group Totals
                                                                            Principal
                                 Category              Number                Balance               Percentage
                                 1 Month                       106             6,869,584.94                  1.17 %
                                 2 Month                        33             3,145,903.74                  0.54 %
                                 3 Month                        18             1,128,675.87                  0.19 %
                                  Total                        157            11,144,164.55                  1.90 %

Sec. 7.09(b)(ii)         Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                          4               99,425.50                  0.05 %
                                                Group 2
                                                                     Principal
                                                Number               Balance                Percentage
                                                          4              234,973.90                  0.06 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                          8              334,399.40                  0.06 %

Sec. 7.09(b)(iii)        Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                         12              891,482.97                  0.43 %
                                                Group 2
                                                                     Principal
                                                Number               Balance                Percentage
                                                         21            2,138,675.78                  0.56 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                         33            3,030,158.75                  0.52 %

Sec. 7.09(b)(iii)        Balloon Loans
                         Number of Balloon Loans                                                                   125.00
                         Balance of Balloon Loans                                                            8,844,417.61

Sec. 7.09(b)(iv)         Number and Aggregate Principal Amounts of REO Loans
                                                Group 1
                                                                     Principal
                                                Number               Balance                Percentage
                                                          0                    0.00                  0.00 %
                                                Group 2
                                                                     Principal
                                                Number               Balance                Percentage
                                                          0                    0.00                  0.00 %
                                               Group Totals
                                                                     Principal
                                                Number               Balance                Percentage
                                                          0                    0.00                  0.00 %

Sec. 7.09(b)(v)          Book Value of REO Loans
                         Group I                                                                         0.00
                         Group II                                                                        0.00

Sec. 7.09(b)(vi)         Realized Losses
                         Group I
                         Monthly Realized Losses                                                         0.00
                         Cumulative Realized Losses                                                      0.00
                         Group II
                         Monthly Realized Losses                                                         0.00
                         Cumulative Realized Losses                                                      0.00

Sec. 7.09(b)(vii)        Net Liquidation Proceeds
                         Group I                                                                         0.00
                         Group II                                                                        0.00

Sec. 7.09(b)(viii)       60+ Delinquency Percentage (Rolling Three Month)                            0.4794 %

Sec. 7.09(b)(ix)         Cumulative Loss Percentage
                         Cumulative Realized Losses Since Cut-Off Date                                   0.00
                         Aggregate Loan Balance as of the Cut-Off Date                         600,000,452.50
                         Cumulative Loss Percentage                                                    0.00 %

Sec. 7.09(b)(x)          Has a Trigger Event Occurred?                                                     NO

                         1-Month LIBOR for Current Distribution Date                                1.33625 %




                                      -8-